UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2021

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information included under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2021 (the "Announcement 8-K"), on September 17, 2021, Laredo Petroleum, Inc. (the "Company") entered into a purchase and sale agreement (the "Pioneer PSA") with respect to the Pioneer Acquisition, as that term is defined and described in the Announcement 8-K.

On October 18, 2021, the Company consummated the Pioneer Acquisition.

In connection with the closing of the Pioneer Acquisition, the Company and Pioneer Natural Resources USA, Inc. ("Pioneer") entered into a Registration Rights Agreement and a Voting and Support Agreement, forms of which were included as Exhibits G and H, respectively, to the Pioneer PSA filed as Exhibit 2.1 to the Announcement 8-K and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

On October 18, 2021, the Company issued the 959,691 shares of its common stock constituting a portion of the purchase price in the Pioneer Acquisition in reliance on the exemption from registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(a)(2) thereof. The Company relied upon representations, warranties, certifications and agreements of Pioneer or their respective affiliates (as applicable) in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

The Company will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The Company will file the pro forma financial information required by Item 9.01(b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: October 18, 2021	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer